Income Taxes	12 Months Ended
Mar. 31, 2026
Income Taxes [Abstract]
INCOME TAXES

NOTE – 14 INCOME TAXES

The Company adopted ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, for the year ended March 31, 2026. The adoption did not have a material impact on the Company’s consolidated financial position, results of operations or cash flows, but resulted in enhanced income tax disclosures.

The effective tax rate in the years presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rate. The Company’s subsidiaries are subject to taxes in the jurisdiction in which they operate, as follows:

BVI

iOThree Maritime Technologies Limited is considered to be an exempted British Virgin Islands Company and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States.

Singapore

iO3 Pte. Ltd’s operations are primarily conducted in Singapore and are therefore subject to Singaporean tax law at the corporate tax rate at 17% on the Company’s assessable income arising in Singapore during its tax year. Singapore is the largest region where the Group’s business was located for the years ended March 31, 2026, 2025 and 2024. Accordingly, the Singapore tax rate has been used for the reconciliation to the effective income tax rate in the table below.

Malaysia

iO3 Sdn. Bhd’s operations are primarily conducted in Malaysia and are therefore subject to Malaysian tax law at the corporate tax rate at 24% on the Company’s assessable income arising in Malaysia during its tax year.

The provision for income taxes consisted of the following:

	Year ended March 31,
	2026	2025	2024

Current income tax expense	$-	$-	$-
(Over)/under provision for income taxes in prior financial years for the Singapore subsidiary	(21,432)	16,830	(43,790)
	$(21,432)	$16,830	$(43,790)

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes for the year ended March 31, 2026, 2025 and 2024 are as follows:

	2026		2025		2024

Loss before income taxes	$(1,182,673)		$(213,685)		$(48,236)

Income tax expense at statutory rate @17%	(201,054)	17.0%	(36,326)	17.0%	(8,200)	17.0%
Tax incentives	-	-%	-	-%	(28,995)	(60.1)%
Tax effect of deductible contractual lease payment	(112,892)	(9.5)%	(26,863)	(12.6)%	(25,738)	(53.4)%
Tax effect of non-deductible items	149,707	12.7%	102,609	48.0%	72,042	149.4%
Singapore statutory stepped income exemption	(6,919)	(0.6)%	-	-%	(13,072)	(27.1)%
Utilization of capital allowance	(94,438)	(8.0)%	(39,478)	(18.5)%	(37,962)	(78.7)%
(Over)/Under provision of income taxes in prior financial years, net	(21,432)	(1.8)%	16,830	7.9%	(43,790)	(90.8)%
Losses not subject to income tax	271,251	22.9%	58	-%	-	-%
Foreign tax rate differential	(1,833)	(0.2)%	-	-%	-	-%
Others	(3,822)	(0.3)%	-	-%	41,925	86.9%
	$(21,432)	(1.8)%	$16,830	7.9%	$(43,790)	(90.8)%

Uncertain tax positions

The Company evaluates the uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of March 31, 2026 and March 31, 2025, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the year ended March 31, 2026, 2025 and 2024 and also did not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from March 31, 2026.